Exhibit 99.1
MariMed Reports First Quarter 2023 Earnings

NORWOOD, MA, May 8, 2023 - MariMed Inc. (“MariMed” or the “Company”) (CSE: MRMD) (OTCQX: MRMD), a leading multi-state cannabis operator focused on improving lives every day, today announced its financial results for the first quarter ended March 31, 2023.
“I am pleased to report another solid quarter,” said Jon Levine, Chief Executive Officer. “We reported our 13th consecutive quarter of positive adjusted EBITDA, and we expect to generate our fourth consecutive year of positive operating cash flow. MariMed is one of the only companies in the cannabis industry to report positive cash flows and positive EBITDA over this extended period of time.”
Financial Highlights1
The following table summarizes the Company's consolidated financial highlights (in millions, except percentage amounts):

	Three months ended March 31,
	2023	2022
Revenue	$34.4	$31.3
GAAP Gross margin	45%	54%
Non-GAAP Gross margin	46%	54%
GAAP Net (loss) income	$(0.7)	$4.2
Non-GAAP Net income	$0.3	$6.9
Non-GAAP Adjusted EBITDA	$7.1	$10.4
Non-GAAP Adjusted EBITDA margin	21%	33%
1 See the reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures and additional information about non-GAAP measures in the section entitled “Discussion of Non-GAAP Financial Measures” below and in the financials information included herewith.
CONFERENCE CALL
MariMed management will host a conference call on Tuesday, May 9, 2023, to discuss these results at 8:00 a.m. Eastern time. The conference call may be accessed through MariMed’s Investor Relations website, or by clicking the following link: https://app.webinar.net/oXWd5Zn5r68.

FIRST QUARTER 2023 OPERATIONAL HIGHLIGHTS
During the first quarter, the Company announced the following developments in the implementation of its strategic growth plan:
•January 24: Closed a $35 million senior secured credit facility with a $30 million draw down at close and the ability to draw up to an additional $5 million through June 2023. The facility has a three-year maturity and bears interest at a rate of prime plus 5.75%. Funds are expected to be used for capital expenditures, other corporate expenses, and acquisitions.
•March 13: Closed the acquisition of the operating assets of Ermont, Inc., pursuant to which the Company obtained a vertical cannabis operation in Quincy, MA and rebranded the retail operation to Panacea Wellness Dispensary. MariMed intends to expand the dispensary to accommodate adult use sales, which the company has applied for with the State Cannabis Commission.

OTHER BUSINESS DEVELOPMENTS
Subsequent to the end of the first quarter, the Company announced the following business developments:
•April 4: The Maryland Medical Cannabis Commission issued approval to once again manufacture and sell high-dose edibles. The Company plans to add 40mg products across its entire edibles portfolio including Betty’s Eddies and Bubby's Baked.
•April 25: Opened an adult-use Panacea Wellness Dispensary in Beverly, Massachusetts, marking the Company’s third operational dispensary in the state, and the tenth dispensary it owns or manages. The Company plans to obtain a license for medical sales at this location.
“Our financial results for the first quarter were very strong and we are maintaining our positive outlook and guidance for 2023,” said Susan Villare, Chief Financial Officer. “We continue to execute on our plan to improve efficiencies and we were pleased to report a sequential improvement in our non-GAAP gross margins of 100 basis point and a 58% increase in our adjusted EBITDA. Our balance sheet remains conservatively leveraged and our ability to generate positive cash flows from operations remains a core strength of the Company.”
2023 FINANCIAL GUIDANCE
MariMed remains committed to its proven strategic growth plan and continues to operate some of the best facilities in the cannabis industry. The Company's guidance for full year 2023 is unchanged:
•Revenue of at least $150 million;
•Gross margin in line with full year 2022, which was about 48%;
•Non-GAAP Adjusted EBITDA of at least $35 million;
•Capital expenditures of $30 million.

DISCUSSION OF NON-GAAP FINANCIAL MEASURES
MariMed’s management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of its business, and making operating decisions, planning and forecasting future periods. The Company has provided in this release several non-GAAP financial measures: Non-GAAP Gross margin, Non-GAAP Net income (loss), Non-GAAP EBITDA, Non-GAAP Adjusted EBITDA, Non-GAAP EBITDA margin and non-GAAP Adjusted EBITDA margin, as supplements to Revenue, Gross margin, Net income (loss) and other financial measures prepared in accordance with GAAP.
Management believes these non-GAAP financial measures are useful in reviewing and assessing the performance of the Company, and when planning and forecasting future periods, as they provide meaningful operating results by excluding the effects of expenses that are not reflective of its operating business performance. In addition, the Company’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods and for financial and operational decision-making. The presentation of these non-GAAP measures is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.
Management believes that investors and analysts benefit from considering non-GAAP financial measures in assessing the Company’s financial results and its ongoing business, as it allows for meaningful comparisons and analysis of trends in the business. In particular, non-GAAP adjusted EBITDA is used by many investors and analysts themselves, along with other metrics, to compare financial results across accounting periods and to those of peer companies.
As there are no standardized methods of calculating non-GAAP financial measures, the Company’s calculations may differ from those used by analysts, investors and other companies, even those within the cannabis industry, and therefore may not be directly comparable to similarly titled measures used by others.
Management defines non-GAAP Adjusted EBITDA as net income, determined in accordance with GAAP, excluding the following items:

•interest income and interest expense;
•income taxes;
•depreciation of fixed assets;
•amortization of acquired intangible assets;
•Impairment or write-downs of intangible assets;
•stock-based compensation;
•legal settlements;
•acquisition-related and other;
•other income and other expense;
•and discontinued operations.
For further information, please refer to the publicly available financial filings available on MariMed's Investor Relations website, as filed with the U.S. Securities and Exchange Commission, or as filed with the Canadian securities regulatory authorities on the SEDAR website.
ABOUT MARIMED
MariMed Inc., a multi-state cannabis operator, is dedicated to improving lives every day through its high-quality products, its actions, and its values. The Company develops, owns, and manages seed to sale state-licensed cannabis facilities, which are models of excellence in horticultural principles, cannabis cultivation, cannabis-infused products, and dispensary operations. MariMed has an experienced management team that has produced consistent growth and success for the Company and its managed business units. Proprietary formulations created by the Company’s technicians are embedded in its top-selling and award-winning products and brands, including Betty’s Eddies, Nature’s Heritage, InHouse, Bubby’s Baked, K Fusion, Kalm Fusion, and Vibations: High + Energy. For additional information, visit www.marimedinc.com.

IMPORTANT CAUTION REGARDING FORWARD-LOOKING STATEMENTS:
The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to several risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements regarding projected financial results for 2023, including management’s belief that it will have its fourth consecutive year of positive operating cash flow, anticipated openings of dispensaries and facilities, timing of regulatory approvals, plans and objectives of management for future operations, are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
Forward-looking statements are based on our current beliefs and assumptions regarding our business, timing of regulatory approvals, the ability to obtain new licenses, business prospects and strategic growth plan, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties, and other important factors, including, among others, reductions in customer spending, our ability to recruit and retain key personnel, and disruptions from the integration efforts of acquired companies.
These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect our business and results of operations. These statements are not a guarantee of future performance and involve risk and uncertainties that are difficult to predict, including, among other factors, changes in demand for the Company’s services and products, changes in the law and its enforcement, and changes in the economic environment. Additional information regarding these and other factors can be found in our reports filed with the U.S. Securities and Exchange Commission. In providing these forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.
All trademarks and service marks are the property of their respective owners.
For More Information Contact:
Investor Relations:
Steve West, Vice President, Investor Relations
Email: ir@marimedinc.com
Phone: (781) 277-0007
Company Contact:
Howard Schacter, Chief Communications Officer
Email: hschacter@marimedinc.com
Phone: (781) 277-0007

Media Contact:
Grasslands
Email: marimed@mygrasslands.com

# # #

MariMed Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$21,595	$9,737
Accounts receivable, net	4,334	4,157
Deferred rents receivable	686	704
Notes receivable, current portion	2,639	2,637
Inventory	22,723	19,477
Investments, current	104	123
Due from related parties	49	29
Other current assets	7,244	7,282
Total current assets	59,374	44,146
Property and equipment, net	73,714	71,641
Intangible assets, net	19,480	14,201
Goodwill	12,004	8,079
Notes receivable, net of current	7,523	7,467
Operating lease right-of-use assets	10,122	4,931
Finance lease right-of-use assets	871	713
Other assets	1,303	1,024
Total assets	$184,391	$152,202

Liabilities, mezzanine equity and stockholders’ equity
Current liabilities:
Term loan	$3,300	$—
Mortgages and notes payable, current portion	2,773	3,774
Accounts payable	4,665	6,626
Accrued expenses and other	2,968	3,091
Income taxes payable	8,683	11,489
Operating lease liabilities, current portion	1,798	1,273
Finance lease liabilities, current portion	322	237
Total current liabilities	24,509	26,490
Term loan, net of current	20,803	—
Mortgages and notes payable, net of current	26,610	25,943
Operating lease liabilities, net of current	8,837	4,173
Finance lease liabilities, net of current	538	461
Other liabilities	100	100
Total liabilities	81,397	57,167

Commitments and contingencies

Mezzanine equity:
Series B convertible preferred stock	14,725	14,725
Series C convertible preferred stock	23,000	23,000
Total mezzanine equity	37,725	37,725

Stockholders’ equity
Common stock	348	341
Common stock subscribed but not issued	2	39
Additional paid-in capital	151,052	142,365
Accumulated deficit	(84,569)	(83,924)
Noncontrolling interests	(1,564)	(1,511)
Total stockholders’ equity	65,269	57,310
Total liabilities, mezzanine equity and stockholders’ equity	$184,391	$152,202

MariMed Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three months ended
	March 31,
	2023	2022

Revenue	$34,380	$31,282
Cost of revenue	18,992	14,306
Gross profit	15,388	16,976

Gross margin	44.8%	54.3%

Operating expenses:
Personnel	4,656	3,042
Marketing and promotion	1,146	643
General and administrative	4,305	6,228
Acquisition-related and other	190	—
Bad debt	(44)	14
Total operating expenses	10,253	9,927

Income from operations	5,135	7,049

Interest and other (expense) income:
Interest expense	(2,505)	(313)
Interest income	99	163
Other (expense) income, net	(900)	1,002
Total interest and other (expense) income	(3,306)	852

Income before income taxes	1,829	7,901
Provision for income taxes	2,493	3,660

Net (loss) income	(664)	4,241
Less: Net (loss) income attributable to noncontrolling interests	(19)	53
Net (loss) income attributable to common stockholders	$(645)	$4,188

Net (loss) earnings per share attributable to common stockholders:
Basic	$(0.00)	$0.01
Diluted	$(0.00)	$0.01

Weighted average common shares outstanding:
Basic	342,794	334,763
Diluted	342,794	378,890

MariMed Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three months ended
	March 31,
	2023	2022
Cash flows from operating activities:
Net (loss) income attributable to common stockholders	$(645)	$4,188
Net (loss) income attributable to noncontrolling interests	(19)	53
Adjustments to reconcile net (loss) income to cash (used in) provided by operating activities:
Depreciation and amortization of property and equipment	986	702
Amortization of intangible assets	557	140
Stock-based compensation	208	2,471
Amortization of original issue discount	55	—
Amortization of debt discount	328	—
Payment-in-kind interest	118	—
Present value adjustment of notes payable	719	—
Bad debt (income) expense	(44)	14
Obligations settled with common stock	1	274
Write-off of disposed assets	906	—
Gain on finance lease adjustment	(13)	—
Loss (gain) on changes in fair value of investments	20	(48)
Other investment income	—	(954)
Changes in operating assets and liabilities:
Accounts receivable, net	(132)	(1,810)
Deferred rents receivable	18	92
Inventory	(3,246)	(2,470)
Other current assets	639	(739)
Other assets	19	—
Accounts payable	(1,961)	3,212
Accrued expenses and other	(207)	(227)
Income taxes payable	(2,806)	3,592
Net cash (used in) provided by operating activities	(4,499)	8,490

Cash flows from investing activities:
Purchases of property and equipment	(3,052)	(4,015)
Business acquisitions, net of cash acquired	(2,995)	—
Advances toward future business acquisitions	(300)	(100)
Purchases of cannabis licenses	(601)	(305)
Proceeds from notes receivable	43	43
Due from related party	(20)	—
Net cash used in investing activities	(6,925)	(4,377)

Cash flows from financing activities:
Proceeds from issuance of term loan	29,100	—

	Three months ended
	March 31,
	2023	2022
Principal payments of mortgages and promissory notes	(212)	(176)
Repayment of promissory notes	(5,503)	—
Proceeds from exercise of stock options	—	3
Principal payments of finance leases	(69)	(55)
Distributions	(34)	(101)
Net cash provided by (used in) financing activities	23,282	(329)

Net increase in cash and cash equivalents	11,858	3,784
Cash and equivalents, beginning of year	9,737	29,683
Cash and cash equivalents, end of period	$21,595	$33,467

MariMed Inc.
Reconciliation of Non-GAAP and GAAP Financial Measures
(in thousands, except percentages)
(unaudited)

	Three months ended
	March 31, 2023
	2023	2022
Non-GAAP Adjusted EBITDA
GAAP Income from operations	$5,135	$7,049
Depreciation and amortization of property and equipment	986	702
Amortization of acquired intangible assets	557	140
Stock-based compensation	208	2,471
Acquisition-related and other	190	—
Adjusted EBITDA	$7,076	$10,362

Non-GAAP Adjusted EBITDA Margin (Non-GAAP adjusted EBITDA as a percentage of revenue)
GAAP Income (loss) from operations	14.9%	22.5%
Depreciation and amortization of property and equipment	2.9%	2.2%
Amortization of acquired intangible assets	1.6%	0.4%
Stock-based compensation	0.6%	8.0%
Acquisition-related and other	0.6%	—%
Adjusted EBITDA margin	20.6%	33.1%

GAAP Gross margin	44.8%	54.3%
Amortization of acquired intangible assets	0.8%	—%
Non-GAAP Gross margin	45.6%	54.3%

GAAP Net income (loss)	$(664)	$4,241
Stock-based compensation	208	2,471
Amortization of acquired intangible assets	557	140
Acquisition-related and other	190	—
Non-GAAP Net income	$291	$6,852

MariMed Inc.
Supplemental Information
Revenue Components
(in thousands)
(unaudited)

	Three months ended
	March 31,
	2023	2022
Product revenue:
Product revenue - retail	23,183	21,441
Product revenue - wholesale	10,376	6,062
Total product revenue	33,559	27,503
Other revenue	821	3,779
Total revenue	$34,380	$31,282